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EXHIBIT 4.5

Specimen of Common Stock

FORM OF STOCK CERTIFICATE

INCORPORATED UNDER THE LAWS OF THE STATE

NEVADA

NUMBER	SHARES

HERBST GAMING, INC.

Capitalization 2,500 Shares Common Stock No Par Value

        THIS CERTIFIES THAT ____________________________________________________________ IS THE

REGISTERED HOLDER OF ____________________________________________________________ SHARES

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

        IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED.

        THIS ________________________ DAY                    OF ________________ A.D. ________________

SECRETARY	HERBST GAMING, INC. CORPORATE SEAL 1997 NEVADA	PRESIDENT

[Back of Certificate]

"The sale, assignment, transfer, pledge or other disposition of this security is ineffective unless approved in advance by the Nevada gaming commission. If at any time such commission finds that an owner of this security is unsuitable to continue to have an involvement in gaming in such state, such owner must dispose of such security as provided by the laws of the State of Nevada and the regulations of the Nevada gaming commission thereunder. Such laws and regulations restrict the right under certain circumstances: (a) To pay or receive any dividend or interest upon any such security; (b) to exercise, directly or through any trustee or nominee, any voting right conferred by such security; (c) to receive any remuneration in any form from the corporation, for services rendered or otherwise"
	FOR VALUE RECEIVED,	HEREBY SELL, ASSIGN
AND TRANSFER
UNTO ____________________________________________________________
____________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
____________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED ____________________________________ IN PRESENCE OF
____________________________________ ____________________________________

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Specimen of Common Stock